SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

HARDING, LOEVNER FUNDS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(1)	Title of each class of securities to which transaction applies:
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HARDING, LOEVNER FUNDS, INC.

P.O. BOX 642, OPS 22
BOSTON, MA 02117-0642

[877-435-8105]

August __, 2008

Dear Shareholder:

A Special Meeting of Shareholders of the Harding, Loevner Funds, Inc. (the “Fund”) will be held at [                ], on November 5, 2008, at [                   ], Eastern Time to approve a new investment advisory agreement for the Fund, to re-elect directors and elect new directors, and to eliminate a fundamental investment restriction. The Board of Directors of the Fund unanimously recommends you vote in favor of each of the matters to be voted upon.

Harding Loevner LLC, the investment adviser to the Fund (“Harding Loevner”), has reached an agreement with Affiliated Managers Group, Inc. (“AMG”) for AMG to acquire a majority ownership interest in Harding Loevner. AMG is an investment holding company with stakes in a diverse group of highly-regarded boutique money management firms. Each of these “affiliated firms” operates autonomously and its managers retain substantial ownership interests in their firm.

The proposed transaction, which is described in detail in the enclosed materials, is intended to provide an opportunity for Harding Loevner’s 48 employee-owners to realize some current value from their ownership interests, while ensuring Harding Loevner's operational autonomy for the very long term and preserving its independent character, including its culture of employee ownership and focus on the interests of its clients. No changes to Harding Loevner’s management, personnel, investment processes, the way it which it manages the Fund, or the fees and expenses of the Fund are expected to result from the transaction.

Under the law, the Fund’s existing investment advisory agreements with Harding Loevner will automatically terminate upon completion of the transaction. In order for Harding Loevner to continue to manage the Fund, shareholders must approve a new investment advisory agreement.

Therefore, we ask that you take a moment to review these materials and to complete and return your proxy card as soon as possible. Alternatively, you may vote by telephone or [via the Internet.] It is very important that your voting instructions be received no later than [                                   ]. If we do not receive your vote within a reasonable period of time, you may receive a follow-up request by telephone from a proxy solicitor on behalf of the Fund.

If you have any questions after reviewing the enclosed materials, please call us at [877-435-8105]. Thank you for your time and for placing your trust in us through your investment in the Funds.

Sincerely,

David R. Loevner
President and Chairman of the Board
Harding, Loevner Funds, Inc.

HARDING LOEVNER INTERNATIONAL EQUITY PORTFOLIO
HARDING LOEVNER GLOBAL EQUITY PORTFOLIO
HARDING LOEVNER EMERGING MARKETS PORTFOLIO
HARDING LOEVNER INSTITUTIONAL EMERGING MARKETS PORTFOLIO
HARDING LOEVNER INTERNATIONAL SMALL COMPANIES PORTFOLIO
HARDING LOEVNER FRONTIER EMERGING MARKETS PORTFOLIO

P.O. BOX 642, OPS 22
BOSTON, MA 02117-0642

[(877) 435-8105)]

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD November 5, 2008

To the Shareholders:

Harding, Loevner Funds, Inc. (the “Fund”), on behalf of each of its series named above (each a “Portfolio” and, collectively, the “Portfolios”) will hold a Special Meeting of Shareholders (the “Meeting”) at [                         ], on November 5, 2008, at [                    ], Eastern time.

The purpose of the Meeting is to ask you to consider the following proposals:

1.	The approval, by Shareholders of each Portfolio separately, of a new Investment Advisory Agreement between the Fund, on behalf of each Portfolio, and Harding Loevner II, LLC;

2.	The election of 8 Directors to the Fund’s Board of Directors;

3.	The approval, with respect to certain Portfolios, of the elimination of the fundamental restriction concerning investment in other investment companies; and

4.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

You are entitled to vote at the Meeting and any adjournments or postponements thereof if you owned shares of any Portfolio at the close of business on August 25, 2008.

Whether or not you plan to attend the Meeting in person, please vote your shares.

In addition to voting by mail you may also vote by either telephone [or via the Internet], as follows:

To vote by Telephone:		[To vote by Internet:]

(1)	Read the Proxy Statement and have the enclosed proxy card at hand.	(1)	Read the Proxy Statement and have the enclosed proxy card at hand.

(2)	Call the toll-free number that appears on the enclosed proxy card.	(2)	Go to the website that appears on the enclosed proxy card.

(3)	Enter the control number set forth on the enclosed proxy card and follow the simple instructions.	(3)	Enter the control number set forth on the enclosed proxy card and follow the simple instructions.

We encourage you to vote by telephone [or via the Internet] using the control number that appears on your enclosed proxy card. Use of telephone [or Internet voting] will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

PLEASE NOTE: You may receive more than one proxy package if you hold shares in more than one Portfolio. You must return separate proxy cards for separate holdings if voting by mail. We have provided postage-paid return envelopes for each, which require no postage if mailed in the United States.

PLEASE RESPOND — WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID
THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

YOUR VOTE IS IMPORTANT.

By Order of the Board of Directors

Francine S. Hayes
August __, 2008	Secretary

2

HARDING LOEVNER INTERNATIONAL EQUITY PORTFOLIO
HARDING LOEVNER GLOBAL EQUITY PORTFOLIO
HARDING LOEVNER EMERGING MARKETS PORTFOLIO
HARDING LOEVNER INSTITUTIONAL EMERGING MARKETS PORTFOLIO
HARDING LOEVNER INTERNATIONAL SMALL COMPANIES PORTFOLIO
HARDING LOEVNER FRONTIER EMERGING MARKETS PORTFOLIO

Proxy Statement

Special Meeting of Shareholders
to be held on November 5, 2008

This Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Harding, Loevner Funds, Inc. (the “Fund”), on behalf of each of its series named above (each a “Portfolio” and, collectively, “Portfolios”), to be voted at a Special Meeting of Shareholders to be held at [                                                 ], on November 5, 2008, at [                           ], Eastern time (the “Meeting”), for the purposes set forth below and described in greater detail in this Proxy Statement.

Proposal	Portfolios Affected

To approve a new Investment Advisory Agreement between the Fund, on behalf of each Portfolio, and Harding Loevner II, LLC (Proposal 1).	All Portfolios

To elect 8 Directors to the Fund’s Board of Directors (Proposal 2).	All Portfolios

To approve the elimination of the fundamental restriction concerning investment in other investment companies (Proposal 3).	Harding Loevner International Equity Portfolio Harding Loevner Global Equity Portfolio Harding Loevner Emerging Markets Portfolio

To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.	All Portfolios

You are entitled to vote at the Meeting (and any adjournments or postponements thereof) regarding the proposals with respect to any Portfolio for which you owned shares at the close of business on August 25, 2008 (the “Record Date”). The date of the first mailing of the proxy cards and this Proxy Statement to shareholders will be on or about [                                  ].

Shareholders at the close of business on the Record Date will be entitled to one vote for each dollar and a proportionate fraction of a vote for each fraction of a dollar, of the net asset value per share of each share of the Portfolio(s) held by the shareholder on the Record Date.

Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If no instructions are given by a shareholder on the proxy card but the proxy card is properly executed and/or voted by the shareholder, such proxy will be voted “FOR” each Proposal and “FOR” any other matters deemed appropriate. Alternatively, shareholders who are named as the record owners of their shares may vote their shares in person at the Meeting.

Once a proxy has been submitted to the Portfolios, it may be revoked on or before the Meeting: (1) by submitting to the Portfolios a subsequently dated proxy or (2) by delivering to the Secretary of the Fund at the address on the cover of this Proxy Statement a written notice of revocation or (3) if the shareholder is a record owner, by attending the Meeting and casting a vote either in person or by proxy. If a shareholder wishes to participate in the Meeting, but does not wish to authorize the execution of a proxy by telephone [or through the Internet], the shareholder may still execute and submit the proxy form included with this Proxy Statement or, if the shareholder is a record owner, attend the Meeting and vote in person.

Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, “FOR” approval of the Proposals contemplated thereby.

With respect to Proposal 1 (approval of an investment advisory agreement for each Portfolio) and Proposal 3 (elimination of the fundamental restriction concerning investment in other investment companies), the presence at the Meeting, in person or by proxy, of the holders of one-third of the outstanding shares of each Portfolio entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. With respect to Proposal 2 (election of directors), the presence at the Meeting, in person or by proxy, of the holders of one-third of the outstanding shares of the Fund, without regard to Portfolio or class, entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business.

This Proxy Statement should be kept for future reference. The most recent annual report of the Portfolios dated October 31, 2007 and the most recent semi-annual report for the six-month period ended April 30, 2008 have been mailed previously to shareholders. If you would like to receive additional copies of these shareholder reports free of charge, or copies of any subsequent shareholder report, please contact the Fund by writing to the Secretary, Harding, Loevner Funds, Inc., P.O. Box 642, OPS 22, Boston, MA 02117-0642 or by calling (877-435-8105). Requested shareholder reports will be sent by first class mail within three business days of the receipt of the request.

[Table of Contents]

PROPOSAL 1 – ALL PORTFOLIOS

APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

Introduction

Pursuant to investment advisory agreements between Harding Loevner LLC (“Harding Loevner”) and the Fund on behalf of each Portfolio (each a “Current Investment Advisory Agreement” and collectively, the “Current Investment Advisory Agreements”), Harding Loevner currently serves as the investment adviser to each of the Portfolios and is responsible for each Portfolio’s overall investment strategy and its implementation.

On July 22, 2008, Harding Loevner, its parent company, HLM Holdings, Inc. (“HLM Holdings”), and certain shareholders of HLM Holdings entered into a purchase agreement with Affiliated Managers Group, Inc. (“AMG”) pursuant to which Harding Loevner agreed to transfer its business to a newly-formed limited liability company, Harding Loevner II, LLC (“HL LLC II”), in which AMG agreed to purchase a majority interest (collectively, the “Transaction”). AMG is a publicly traded Delaware corporation listed on the New York Stock Exchange, and whose affiliated investment management firms manage approximately $254 billion in assets as of June 30, 2008 (pro forma for pending investments). As part of the Transaction, HL LLC II is expected to change its name to “Harding Loevner LLC.” Consummation of the Transaction would constitute an “assignment,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of each Portfolio’s Current Investment Advisory Agreement with Harding Loevner. As required by the 1940 Act, each Current Investment Advisory Agreement provides for its automatic termination in the event of its assignment. In anticipation of the Transaction, Shareholders of each Portfolio must approve a new investment advisory agreement (the “New Investment Advisory Agreement”) between the Fund on behalf of each Portfolio and HL LLC II to be effective upon the consummation of the Transaction. A form of the New Investment Advisory Agreement for each Portfolio is attached hereto as Exhibit A. A fee schedule for each of the Portfolios is attached hereto as Exhibit B. THE NEW INVESTMENT ADVISORY AGREEMENT FOR EACH PORTFOLIO IS THE SAME IN EVERY MATERIAL RESPECT AS THAT PORTFOLIO’S CURRENT INVESTMENT ADVISORY AGREEMENT.

The Transaction is not expected to change in any significant way Harding Loevner’s portfolio management team, other personnel, day-to-day operations, or the services that Harding Loevner provides to its clients, including the Portfolios. David R. Loevner will continue to serve as Chief Executive Officer and President of Harding Loevner and as President and Chairman of the Board of the Fund. The current portfolio managers of the Portfolios are expected to continue to manage the Portfolios following the consummation of the Transaction. The investment goals of the Portfolios will remain the same. The Transaction will have no effect on the number of shares you own or the value of those shares. The advisory fees payable by the Portfolios will not increase as a result of this Transaction.

The material terms of the Current Investment Agreements and the New Investment Advisory Agreement are described under “Description of the Current and New Investment Advisory Agreement” below.

Information Concerning the Transaction

Prior to July 22, 2008, HLM Holdings and Harding Loevner’s predecessor, Harding, Loevner Management, L.P. (“HLM LP”), engaged in certain restructuring transactions (collectively, the “Restructuring”). On July 1, 2008, HLM LP merged into Harding Loevner, with Harding Loevner surviving as a wholly-owned subsidiary of HLM Holdings. In connection with the merger, the HLM LP limited partners ceased to be partners of HLM LP and each of them received cash payments in respect of their limited partner interests in HLM LP. None of the limited partners actively participated in Harding Loevner’s business.  In addition, HLM Holdings redeemed Daniel D. Harding’s equity ownership interest in HLM Holdings for cash and other consideration. As a result of this redemption, Daniel D. Harding no longer held an ownership interest in HLM Holdings or Harding Loevner. Mr. Harding had served as an advisor to Harding Loevner following his retirement from a management role in 2003. The Board received a certification from HLM LP supporting the conclusion that the Restructuring did not result in a change of actual control or management of HLM Holdings, and therefore did not result in an assignment of the current investment advisory agreements between the Fund and HLM LP.

On July 22, 2008, Harding Loevner, its parent company, HLM Holdings, and certain shareholders of HLM Holdings entered into a purchase agreement with AMG pursuant to which Harding Loevner agreed to transfer its business to HL LLC II, in which AMG agreed to purchase a majority interest (collectively, the “Transaction”). HL LLC II was formed by Harding Loevner on July 18, 2008 to be the successor to Harding Loevner’s business. Harding Loevner currently owns 100% of HL LLC II. As part of the Transaction, Harding Loevner will transfer substantially all of its business to HL LLC II, and AMG will acquire a majority equity interest in HL LLC II, with senior management and certain key employees of HL LLC II retaining a significant equity interest in HL LLC II. It is anticipated that after the Transaction is completed, HL LLC II will change its name to “Harding Loevner LLC”.

The Transaction is expected to close during the fourth quarter of 2008 and is subject to the satisfaction or waiver of certain conditions, including, among others: (1) the parties obtaining certain required regulatory approvals, (2) Harding Loevner maintaining a specified percentage of its revenues between signing and closing, (3) the approval by the shareholders of each Portfolio of the New Investment Advisory Agreement between the Fund on behalf of each Portfolio and HL LLC II as set forth in Proposal 1, (4) the approval by the shareholders of the Portfolios of the composition of the board of directors set forth in Proposal 2 and (5) members of senior management and certain other key employees remaining employed with Harding Loevner at and after the closing.

As part of the Transaction, members of senior management and certain other key employees of Harding Loevner have entered into employment agreements, to be effective at the closing of the Transaction, that provide for the continued service of each of them to Harding Loevner for at least ten years after the closing. These employment agreements and related agreements provide for these individuals to be subject to long-term non-competition and non-solicitation provisions following the closing of the Transaction, and also provide, subject to certain restrictions specified therein, each of the management owners of HL LLC II with the right to sell their equity interests in HL LLC II to AMG over a period of not less than five years following the fifth anniversary of the closing of the Transaction (and AMG with the right to repurchase this equity upon termination of employment of a management owner). As a key component of AMG’s approach, it is anticipated that subsequent generations of management will also own significant equity in the firm.

Upon the closing of the Transaction, HL LLC II expects to have the same personnel with the same responsibilities as before, including portfolio management personnel of each Portfolio. An Executive Committee composed of David R. Loevner and Simon Hallett, who are presently the Chief Executive Officer and Chief Investment Officer, respectively, of Harding Loevner, will direct the day-to-day business activities of HL LLC II (except in certain limited circumstances).

Board of Directors Recommendation

On July 18, 2008, the Board, including the directors who are not “interested persons” (as defined under the 1940 Act) (“Non-Interested Directors”), voted to approve the New Investment Advisory Agreement and to recommend its approval to Shareholders.

For information about the Board’s deliberations and the reasons for its recommendation, please see “Board of Directors Evaluation” below.

THE BOARD OF THE FUND RECOMMENDS THAT SHAREHOLDERS OF EACH PORTFOLIO VOTE IN FAVOR OF THE APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT APPLICABLE TO THEIR PORTOLIO(S).

Board of Directors Evaluation

On July 18, 2008, the Board held an in-person meeting at which it reviewed information about the Transaction and its potential impact on the Portfolios, considered the terms of the New Investment Advisory Agreement and approved all the matters proposed in this Proxy Statement. This meeting culminated a process that included: the Non-Interested Directors’ engaging independent counsel; requesting and holding a meeting (which took place on June 26, 2008) with senior representatives of AMG and Harding Loevner; and subsequently interviewing (i) representatives of investment advisers with which AMG has consummated similar transactions, (ii) independent Board members of investment companies advised by some of these advisers and (iii) proposed nominees for non-interested director, including those named in this Proxy Statement. The purpose of this process was to understand whether, after the Transaction, Harding Loevner would remain able to perform its advisory and other services at least at the level to which Fund shareholders have become accustomed, which includes having access to funds sufficient to retain and enhance personnel and plan for their orderly succession over time (there being no material personnel changes contemplated as a consequence of the Transaction).

The Board also considered the approval of the New Investment Advisory Agreement, employing a process typically employed annually when the Board considers reapproving its investment advisory agreement with Harding Loevner. Thus, as is the case typically, the Board and counsel to the Non-Interested Directors had an opportunity to review the information provided in advance of the meeting by Harding Loevner and counsel to the Fund in response to a detailed series of questions submitted by counsel to the Fund before the meeting.

This information, in part, brought current the detailed information provided to the Board by Harding Loevner with respect to the Board meeting held on September 10, 2007, in connection with the Board’s annual evaluation and approval of the continuance of the Current Investment Advisory Agreements. In evaluating the New Investment Advisory Agreement, the Board conducted a review that relied upon this information, advice provided by Fund counsel and by counsel to the Non-Interested Directors, including advice provided in written memoranda outlining their legal duties, the due diligence review described above and the Board’s knowledge, resulting from its meetings throughout the year, of Harding Loevner, its services and the Portfolios.

In approving the New Investment Advisory Agreement and determining to submit it to shareholders for approval, the Directors considered several factors discussed below. The Board was advised by legal counsel to the Fund and legal counsel to the Non-Interested Directors with respect to their deliberations regarding the approval of the New Investment Advisory Agreement. The discussion below is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information. The approval determinations were made on the basis of each Director’s business judgment after consideration of all the information presented. Individual Directors may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Beneficial Consequences of the Transaction

The Board considered that the Transaction is expected to (i) provide for the operational independence of Harding Loevner by allowing management to continue to run the day-to-day business of the Portfolios, (ii) preserve the Portfolios’ character, (iii) promote the long-term continuity of existing personnel, and (iv) allow for the ability to attract new personnel through substantial permanent management ownership participation. The Board considered that the Transaction would provide a framework and financing for generational succession, and it would eliminate the long-term risk of a disruptive “strategic” sale upon major owners’ retirement. Finally, the Board noted that following the Transaction, the Portfolios will have access to AMG’s substantial distribution resources for mutual funds, as well as to AMG’s legal and compliance resources.

Nature, Extent and Quality of Services

With respect to this factor, the Board considered information it believed necessary to assess the stability of the Portfolios as a result of the Transaction and to assess the ongoing nature and quality of services to be provided to the Portfolios by Harding Loevner following the closing of the Transaction. The Directors reviewed the details of the anticipated equity structure of Harding Loevner as a result of the Transaction, including the financial resources of AMG and its ability to assist in growing Harding Loevner’s business and/or in servicing the Portfolios. In this regard, the Directors considered information about how Harding Loevner’s management and operations would be structured following the Transaction including in particular how the Transaction might affect Harding Loevner’s performance or its delivery of services under the New Investment Advisory Agreement. The Board noted that the Transaction would result in employees of Harding Loevner owning a substantial interest in Harding Loevner following the closing of the Transaction, which is expected to maintain the alignment of their long-term interests with the interests of Harding Loevner. In addition, the Board observed the continued employee ownership in Harding Loevner and increasing benefits to management from the growth of assets under management should help Harding Loevner retain key management and investment personnel.

The Directors considered information addressing the projected benefits to Harding Loevner expected to result from the Transaction. The Directors reviewed Harding Loevner’s actions to minimize the likelihood that Harding Loevner would have any departures of key management and/or investment personnel and whether compensation and other benefits expected to be offered by Harding Loevner following the Transaction would be adequate to attract and retain high-caliber investment and other relevant professional employees. The Board concluded that the compensation and incentive programs should help to retain key personnel. In addition, Harding Loevner addressed for the Board its efforts both initially and on an ongoing basis to retain firm clients and to respond to questions from clients and potential clients regarding the Transaction

The Board also considered the general experience, business and operations of Harding Loevner (as well as the experience of key personnel from AMG) and information as to Harding Loevner’s projected financial condition and resources following the closing of the Transaction and in each of the next several years.

Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the New Investment Advisory Agreement. The Board placed particular significance in this regard on the likelihood that Harding Loevner would continue to provide the same type and quality of services to the Portfolios following the closing of the Transaction as Harding Loevner has historically provided the Portfolios.

Performance of Harding Loevner

In considering the investment performance of the Portfolios, the Board took note of its comprehensive review of the Portfolios’ performance during the Board’s September 10, 2007 meeting at which the Board approved the continuance of the Current Investment Advisory Agreements with respect to Portfolios existing as of that date pursuant to the requirements of Section 15(c) of the 1940 Act, as such information was brought current in connection with the consideration of the New Investment Advisory Agreements for the Portfolios currently in existence (the “Current Information”). In this regard, Harding Loevner provided the Board investment performance data obtained from Bloomberg, Morningstar and Lipper for funds in the Lipper International Funds Index and a number of other international equity funds; funds in the Lipper Global Funds Index and a number of other global equity funds; funds in the Lipper Emerging Market Funds Index; and funds in the Lipper International Small/Mid-Cap Core Funds Index (collectively, the “Peer Group Data”). The Peer Group Data included fund management fees, total expense ratios, net assets, calendar year-to-date returns, 1-, 3- and 5 - year returns as well as median and average data with regard to the foregoing. The Board also received performance data for the Portfolios updated through June 30, 2008. Finally, the Board considered the impact the closing of the Transaction may have on Harding Loevner’s capabilities to achieve the same or better performance results for the Portfolios in the future.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Portfolios supported approval of the New Investment Advisory Agreement.

Costs of the Services and Profitability of Harding Loevner

With respect to this factor, the Board took note of its comprehensive review of Harding Loevner’s profitability during the Board’s September 10, 2007 meeting at which the Board approved the continuance of the Current Investment Advisory Agreements with respect to Portfolios existing as of that date pursuant to the requirements of Section 15(c) of the 1940 Act. The Board also considered the Current Information. The Board observed that any projection regarding Harding Loevner’s profitability would depend on many assumptions as to Harding Loevner’s financial condition and operations following the closing of the Transaction and would be, therefore, speculative. For these reasons, the Board gave measured consideration to projections regarding Harding Loevner’s future profitability in determining whether to approve the New Investment Advisory Agreement and continued to believe that reported levels of profitability were not excessive.

Economies of Scale

In considering economies of scale with respect to the Portfolios, the Board took note of its comprehensive review of economies of scale during the Board’s September 10, 2007 meeting at which the Board approved the continuance of the Current Investment Advisory Agreements with respect to Portfolios existing as of that date pursuant to the requirements of Section 15(c) of the 1940 Act. The Board also applied the underlying principles giving effect to the Current Information. In this regard, the Board considered that certain Portfolios may achieve some economies as certain fixed expenses are spread over a larger asset base, noting that there is no precise way to measure such economies, and that certain expenses do not necessarily decrease as assets increase. The Board also considered that expense limitations and fee waivers that reduce Portfolio expenses can have the same effect as fee level breakpoints in sharing economies of scale with shareholders. The Board considered other factors, such as whether a portfolio’s strategy is capacity constrained; that is, whether an adviser is limited in the amount of assets that can be managed within a strategy by reason of the universe of issuers, the trading volume of relevant securities or markets or the adviser’s selection criteria associated with a particular strategy. The Board noted that, while sharing of economies of scale is a relevant factor, it may appropriately be tempered by market or other practical considerations. Based on these facts, the Board concluded that Harding Loevner’s efforts in this regard supported approving the New Investment Advisory Agreement.

Comparison of Fees and Services Provided by Harding Loevner

In considering advisory fees applicable to the Portfolios compared to those of comparable funds, the Board took note of its comprehensive review of the Portfolios’ fee levels, including comparative fee information for peer funds and fees charged by Harding Loevner to separately managed accounts, during the Board’s September 10, 2007 meeting at which the Board approved the continuance of the Current Investment Advisory Agreements with respect to Portfolios existing as of that date pursuant to the requirements of Section 15(c) of the 1940 Act. The Board also considered the Current Information. In this regard, the Board considered information comparing each Portfolio’s advisory fee and total operating expenses relative to the Peer Group Data. The Board also took into consideration the fact that Harding Loevner did not propose nor anticipate proposing any changes in the current advisory fees. Based on these facts, the Board concluded that the current advisory fee and total fee levels of each of the Portfolios supported approval of the New Investment Advisory Agreement.

Other Benefits

In considering the benefits derived or to be derived by Harding Loevner from the relationship with the Portfolios, the Board took note of its comprehensive review of Harding Loevner’s relationship with the Portfolios, during the Board’s September 10, 2007 meeting at which the Board approved the continuance of the Current Investment Advisory Agreements with respect to Portfolios existing as of that date pursuant to the requirements of Section 15(c) of the 1940 Act. In this regard, the Board considered Harding Loevner’s representation that, beyond the fees earned by Harding Loevner for providing services to Portfolios, Harding Loevner may benefit from its relationship with the Portfolios in the sense that separately managed account clients may view the additional assets under management resulting from managing the Portfolios as a positive attribute. In addition, the Board noted that Harding Loevner also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares Harding Loevner’s name. The Board also considered that Harding Loevner benefits from the receipt of research services obtained through “soft dollars” in connection with Portfolio brokerage transactions. The Board concluded that these additional benefits should not preclude approval of the New Investment Advisory Agreement.

Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board, including by a separate vote of the Non-Interested Directors, unanimously approved the

New Investment Advisory Agreement and unanimously voted to recommend the New Investment Advisory Agreement to shareholders for approval.

Description of the Current and New Investment Advisory Agreement

The form of New Investment Advisory Agreement is attached as Exhibit A. The description of the terms of the New Investment Advisory Agreement that follows is qualified in its entirety by reference to that Exhibit.

Except as described below, the New Investment Advisory Agreement will be substantially similar in all material respects to each of the Current Investment Advisory Agreements. Under both the Current Investment Advisory Agreements and the New Investment Advisory Agreement, Harding Loevner will continue to serve as attorney-in-fact to invest and reinvest the assets of the Portfolios. These duties of Harding Loevner will be identical in all material respects to the duties provided under the Current Investment Advisory Agreements and Harding Loevner’s fees for these services will remain unchanged under the New Investment Advisory Agreement. Under both the Current Investment Advisory Agreements and the New Investment Advisory Agreement, Harding Loevner shall be responsible for managing the investment portfolio of the Portfolios, including, without limitation, providing investment research, advice and supervision, determining which portfolio securities shall be purchased or sold by the Portfolios, purchasing and selling securities on behalf of the Portfolios and determining how voting and other rights with respect to portfolio securities of the Portfolios shall be exercised, subject in each case to the control of the Board and in accordance with the objective, policies and principles of each Portfolio set forth in the Registration Statement, as amended, of the Portfolios, the requirements of the 1940 Act and other applicable law

Under both the Current Investment Advisory Agreements and the New Investment Advisory Agreement, Harding Loevner shall pay all of its expenses arising from the performance of its obligations under the agreements. Harding Loevner is not required to pay any other expenses of the Portfolios (including out-of-pocket expenses, but not including Harding Loevner’s overhead or employee costs), including without limitation, organization expenses of the Portfolios; brokerage commissions; maintenance of books and records which are required to be maintained by the Portfolios’ custodian or other agents of the Portfolio; telephone, telex, facsimile, postage and other communications expenses; expenses relating to investor and public relations; freight, insurance and other charges in connection with the shipment of the Portfolios’ portfolio securities; indemnification of Directors and officers of the Portfolios; travel expenses (or an appropriate portion thereof) of Directors and officers of the Portfolios to the extent that such expenses relate to attendance at meetings of the Board or any committee thereof or advisers thereto held outside of Somerville, New Jersey; interest, fees and expenses of independent attorneys, auditors, custodians, accounting agents, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation service to pricing agents, accountants, bankers and other specialists, if any; taxes and government fees; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; expenses of registering and qualifying shares of the Portfolios under Federal and state laws and regulations; expenses of printing and distributing reports, notices, dividends and proxy materials to existing stockholders; expenses of printing and filing reports and other documents filed with governmental agencies, expenses of printing and distributing prospectuses; expenses of annual and special stockholders’ meetings; costs of stationery, fees and expenses (specifically including travel expenses relating to Fund business) of Directors who are not employees of Harding Loevner or its affiliates; membership dues in the Investment Company Institute; insurance premiums and extraordinary expenses such as litigation expenses.

Under both the Current Investment Advisory Agreements and the New Investment Advisory Agreement, Harding Loevner will be liable to the Portfolios for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Portfolios and the performance of its duties under the agreement except for losses arising out of Harding Loevner’s willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement.

Under both the Current Investment Advisory Agreements and the New Investment Advisory Agreement, the term of the agreement shall continue in full force and effect for two years, and will continue in effect from year to year thereafter if such continuance is approved in the manner required by the 1940 Act, provided that the agreement is not otherwise terminated. Harding Loevner may terminate the agreement at any time, without the payment of any penalty, upon 60 days’ written notice to the Portfolios. The Portfolios may terminate the agreement at any time, without the payment of any penalty, on 60 days’ written notice to Harding Loevner by vote of either the majority of the Non-Interested Directors or a majority of the outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act) of the Portfolios. The agreement will automatically terminate in the event of its assignment (the term “assignment” for this purpose having the meaning defined in Section 2(a)(4) of the 1940 Act).

Reliance on Section 15(f) of the 1940 Act

The Board has been advised that, in connection with carrying out the Transaction, parties to the purchase agreement intend to rely on Section 15(f) of the 1940 Act which provides a non-exclusive safe harbor for an investment adviser to an investment company, and any of the investment adviser’s affiliated persons (as that term is defined in the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met.

First, for a period of three years after the closing of the Transaction, at least 75% of the Board must be comprised of persons who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the predecessor or successor adviser. The Fund intends to comply with this 75% requirement with respect to the Board for the three-year period following the closing of the Transaction.

The second condition of Section 15(f) is that, for a period of two years following the closing of the Transaction, there must not be imposed on the Portfolios any “unfair burden” as a result of the Transaction or any express or implied terms, conditions or understandings related to it. An “unfair burden” would include any arrangement whereby an adviser, or any “interested person” of the adviser, would receive or be entitled to receive any compensation, directly or indirectly, from the Portfolios or their shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Portfolios (other than bona fide ordinary compensation as principal underwriter for a Portfolio).

Each party to the purchase agreement has agreed to use its commercially reasonable efforts not to cause a Portfolio to take any action that would result in an “unfair burden,” as defined above, for a period of not less than two years or three years, as applicable, following the closing of the Transaction.

Information Regarding Harding Loevner

Harding Loevner serves as investment adviser to each of the Portfolios. Harding Loevner, the predecessor of which was established in 1989, is a registered investment adviser that provides investment management to non-profits, retirement plans, private clients, and wealth managers. The managing member of Harding Loevner is HLM Holdings, Inc. As of June 30, 2008, Harding Loevner managed approximately $6 billion in assets. Harding Loevner is located at 50 Division Street, Suite 401, Somerville, NJ 08876.

Set forth in Exhibit C is certain information with respect to the principal executive officers and general partners of Harding Loevner.

Information Regarding AMG

AMG, a Delaware corporation with a principal place of business at 600 Hale Street, Prides Crossing, Massachusetts 01965, is an asset management holding company which holds interests in investment management firms (its “Affiliates”). AMG’s innovative transaction structure allows the members of the management team of each Affiliate to retain or receive significant direct equity ownership in their firm while maintaining operating autonomy. In addition, AMG provides centralized assistance to its Affiliates in strategic matters, marketing, distribution, product development and operations.

Shareholder Approval

Approval of Proposal 1 requires the affirmative vote of a “majority of the outstanding voting securities” of each Portfolio entitled to vote on the Proposal, as defined in the 1940 Act, with all classes of a particular Portfolio voting together and not by class. Shareholders are entitled to one vote for each dollar, and a proportionate fraction of a vote for each fraction of a dollar, of the net asset value per share.

THE BOARD OF DIRECTORS, INCLUDING THE NON-INTERESTED DIRECTORS,
UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE NEW INVESTMENT
ADVISORY AGREEMENT.

PROPOSAL 2 – ALL PORTFOLIOS

ELECTION OF THE BOARD OF DIRECTORS

Director Nominees

At the Meeting, [8] Directors will be elected to hold office until their respective successors are chosen and qualified. Pursuant to the By-Laws of the Fund, the Board of the Fund has proposed that following persons be elected as Directors: Jennifer M. Borggaard, William E. Chapman, II, R. Kelly Doherty, Charles Freeman, Jane A. Freeman, Samuel R. Karetsky, David R. Loevner and Eric Rakowski.

Currently, Raymond J. Clark, R. Kelly Doherty, Jane A. Freeman, David R. Loevner and Samuel R. Karetsky serve as Directors. Jennifer M. Borggaard, William E. Chapman, II, Charles Freeman and Eric Rakowski have not previously served on the Fund’s Board of Directors. Raymond Clark is expected to serve as Director and Chairperson of the Audit Committee until his successor is chosen and qualified. At the closing of the Transaction, if Proposal 1 is approved, it is anticipated that Mr. Clark will resign as director and will be appointed by the Board to serve as Director Emeritus, and will no longer serve as Director with power to vote on Board and Audit Committee matters, and the Board shall number 8 Directors. Each nominee for Director has consented to being named as a nominee and to serve if elected. Certain important information regarding the nominees (including their principal occupations during the last five years) is set forth below.

Interested Director Nominees

Name, Address and Age	Position with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen By Director	Other Directorships
David R. Loevner* Harding Loevner LLC 50 Division Street, Suite 401 Somerville, NJ 08876 Age, 53	Director, President and Chairman of the Board	Indefinite; Director, President and Chairman of the Board since 1996	HLM Holdings, Inc. (Harding, Loevner LLC’s managing member), President, 1989 – present.	6	None
Jennifer M. Borggaard* Affiliated Managers Group, Inc. 600 Hale Street Prides Crossing, MA 01965 Age, 38	None	Indefinite	Affiliated Managers Group, Inc. (asset management firm), Senior Vice President, 2007 – present, Vice President, 2004 – 2007, Director and Senior Counsel, 2001 – 2004.	6	Director, DFD Fund of Funds plc (4 portfolios)

Non Interested Director Nominees

Name, Address and Age	Position with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen By Director	Other Directorships
William E. Chapman, II 380 Gulf of Mexico Drive, #531 Longboat Key, FL 34228 Age, 66	None	Indefinite	Longboat Retirement Planning Solutions (consulting firm), President and Owner, 1998 – present; Hewitt Associates, LLC (consulting firm), part-time provider of retirement and investment education seminars, 2000 – present; Bowdoin College, Trustee, 2002 – present.	6

Trustee, The Managers Funds (9 portfolios); Trustee, Managers AMG Funds (6 portfolios), Managers Trust I (10 portfolios) and Managers Trust II  (6 portfolios); Trustee, Third Avenue Trust (4 portfolios); Trustee, Third Avenue Variable Trust (1 portfolio).

R. Kelly Doherty 41 Post Road Bernardsville, NJ 07924 Age, 49	Director	Indefinite; Director since 2004	Caymen Partners (private investment vehicles), Managing Partner, 1999 – present.	6	L.P. Thebault & Co. (commercial printing); The Peck School.
Charles Freeman Center for Strategic and International Studies 1800 K Street NW Washington, DC 20006 Age, 43	None	Indefinite	Center for Strategic and International Studies, Freeman Chair in China Studies, 2007 – present; China Alliance (legal and government relations group), Managing Director, 2005 – 2007; Assistant U.S. Trade Representative, prior to 2005.	6	National Committee for U.S. – China Relations.
Jane A. Freeman 300 Frank Ogawa Plaza Suite 600 Oakland, CA 94612- 2040 Age, 54	Director	Indefinite; Director since 1996; Chairperson of the Audit Committee 2005 – 2008; Lead Non-Interested Director since 2008	Scientific Learning Corporation (education software), Executive Vice President and Chief Financial Officer, 2000 – present; Finance & Business Development, Treasurer and Vice President, 1999 – 2000.	6	None
Samuel R. Karetsky The Karetsky Group, LLC 12 East 49th Street 27th Floor New York, NY 10017 Age, 62	Director	Indefinite; Director since 1998	The Karetsky Group LLC (advisory firm), Managing Member, 2003 – present; Wetherby Asset Management, Principal, 2004 – present; European Investors Inc., Managing Director, 1998 –2002.	6	None

Eric Rakowski 571 Woodmont Avenue Berkeley, CA 94708 Age, 50	None	Indefinite	University of California at Berkeley School of Law, Professor, 1990 – present.	6

Trustee, The Managers Funds (9 portfolios); Trustee, Managers AMG Funds (6 portfolios), Managers Trust I (10 portfolios) and Managers Trust II (6 portfolios); Trustee, Third Avenue Trust (4 portfolios); Trustee, Third Avenue Variable Trust (1 portfolio).

*

David R. Loevner is an interested person of the Fund because he serves as the President of the general partner of Harding Loevner, the Portfolios’ investment adviser. Jennifer M. Borggaard will be an interested person of the Fund after the transaction because she is an officer of AMG.

There is no family relationship between any of the Directors listed above. None of the Non-Interested Directors nor any of their Immediate Family Members owns any securities, beneficially or of record, in Harding Loevner, AMG, the Funds’ principal underwriter or persons (other than registered investment companies) directly or indirectly “controlling,” “controlled by,” or “under common control with” (within the meaning of the 1940 Act) the Adviser or the principal underwriter as of [                       ]. The term “Immediate Family Member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code of 1986, as amended.

Fund Share Information

The following table sets forth the aggregate dollar range of equity securities beneficially owned by each Nominee in the Portfolios as of June 30, 2008.

Name of Nominee	Dollar Range of Equity Securities In the Portfolio	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Interested Nominees
David R. Loevner

International Equity Portfolio:
Over $100,000

Global Equity Portfolio:
Over $100,000

Emerging Markets Portfolio:
Over $100,000

Institutional Emerging Markets Portfolio: None

International Small Companies Portfolio: Over $100,000

Frontier Emerging Markets Portfolio:
Over $100,000

Jennifer M. Borggaard

International Equity Portfolio: None

Global Equity Portfolio: None

Emerging Markets Portfolio: None

Institutional Emerging Markets Portfolio: None

International Small Companies Portfolio: None

Frontier Emerging Markets Portfolio: None

Non-Interested Nominees
William E. Chapman, II

International Equity Portfolio:
$50,001 - $100,000

Global Equity Portfolio: None

Emerging Markets Portfolio:
$10,001 - $50,000

Institutional Emerging Markets Portfolio: None

International Small Companies Portfolio: None

Frontier Emerging Markets Portfolio:
None

R. Kelly Doherty

International Equity Portfolio:
Over $100,000

Global Equity Portfolio: None

Emerging Markets Portfolio:
Over $100,000

Institutional Emerging Markets Portfolio: None

International Small Companies Portfolio: $50,001 - $100,000

Frontier Emerging Markets Portfolio: None

Charles Freeman

International Equity Portfolio: None

Global Equity Portfolio: None

Emerging Markets Portfolio: None

Institutional Emerging Markets Portfolio: None

International Small Companies Portfolio: None

Frontier Emerging Markets Portfolio: None

Jane A. Freeman

International Equity Portfolio: None

Global Equity Portfolio:
Over $100,000

Emerging Markets Portfolio:
Over $100,000

Institutional Emerging Markets Portfolio: None

International Small Companies Portfolio: $10,001 - $50,000

Frontier Emerging Markets Portfolio: None

Samuel R. Karetsky

International Equity Portfolio:
Over $100,000

Global Equity Portfolio:
$50,001 - $100,000

Emerging Markets Portfolio:
Over $100,000

Institutional Emerging Markets Portfolio: None

International Small Companies Portfolio: $50,001 - $100,000

Frontier Emerging Markets Portfolio: None

Eric Rakowski

International Equity Portfolio: None

Global Equity Portfolio: None

Emerging Markets Portfolio: None

Institutional Emerging Markets Portfolio: None

International Small Companies Portfolio: None

Frontier Emerging Markets Portfolio: None

The following table provides information describing the number of shares of the Portfolios beneficially owned by each Nominee as of June 30, 2008.

Name of Nominee	Portfolio Shares Beneficially Owned	% of the Fund Shares Outstanding
Interested Nominees
David R. Loevner

International Equity Portfolio: 35,641.53

Global Equity Portfolio: 102,700.22

Emerging Markets Portfolio: 18,955.81

Institutional Emerging Markets Portfolio: None

International Small Companies Portfolio: 38,549.34

Frontier Emerging Markets Portfolio: 34,380.40

International Equity Portfolio: 0.21%

Global Equity Portfolio: 6.02%

Emerging Markets Portfolio: 0.04%

Institutional Emerging Markets Portfolio: None

International Small Companies Portfolio: 7.43%

Frontier Emerging Markets Portfolio: 12.50%

Jennifer M. Borggaard

International Equity Portfolio: None

Global Equity Portfolio: None

Emerging Markets Portfolio: None

Institutional Emerging Markets Portfolio: None

International Small Companies Portfolio: None

Frontier Emerging Markets Portfolio: None

International Equity Portfolio: None

Global Equity Portfolio: None

Emerging Markets Portfolio: None

Institutional Emerging Markets Portfolio: None

International Small Companies Portfolio: None

Frontier Emerging Markets Portfolio: None

Non-Interested Nominees

William E. Chapman, II

International Equity Portfolio: 4,408.71

Global Equity Portfolio: None

Emerging Markets Portfolio: 703.596

Institutional Emerging Markets Portfolio: None

International Small Companies Portfolio: None

Frontier Emerging Markets Portfolio: None

International Equity Portfolio: 0.03%

Global Equity Portfolio: None

Emerging Markets Portfolio: 0.00%

Institutional Emerging Markets Portfolio: None

International Small Companies Portfolio: None

Frontier Emerging Markets Portfolio: None

R. Kelly Doherty

International Equity Portfolio: 13,435.051

Global Equity Portfolio: None

Emerging Markets Portfolio: 8,276.893

Institutional Emerging Markets Portfolio: None

International Small Companies Portfolio: 9,540.974

Frontier Emerging Markets Portfolio: None

International Equity Portfolio: 0.08%

Global Equity Portfolio: None

Emerging Markets Portfolio: 0.02%

Institutional Emerging Markets Portfolio: None

International Small Companies Portfolio: None

Frontier Emerging Markets Portfolio: None

Charles Freeman

International Equity Portfolio: None

Global Equity Portfolio: None

Emerging Markets Portfolio: None

Institutional Emerging Markets Portfolio: None

International Small Companies Portfolio: None

Frontier Emerging Markets Portfolio: None

International Equity Portfolio: None

Global Equity Portfolio: None

Emerging Markets Portfolio: None

Institutional Emerging Markets Portfolio: None

International Small Companies Portfolio: None

Frontier Emerging Markets Portfolio: None

Jane A. Freeman

International Equity Portfolio: None

Global Equity Portfolio: 12,237.766

Emerging Markets Portfolio: 4,412.095

Institutional Emerging Markets Portfolio: None

International Small Companies Portfolio: 2,087.903

Frontier Emerging Markets Portfolio: None

International Equity Portfolio: None

Global Equity Portfolio: 0.72%

Emerging Markets Portfolio: 0.02%

Institutional Emerging Markets Portfolio: None

International Small Companies Portfolio: 0.40%

Frontier Emerging Markets Portfolio: None

Samuel R. Karetsky

International Equity Portfolio: 5,705.474

Global Equity Portfolio: 3,282.442

Emerging Markets Portfolio: 6,660.378

Institutional Emerging Markets Portfolio: None

International Small Companies Portfolio: 10,246.775

Frontier Emerging Markets Portfolio: None

International Equity Portfolio: 0.03%

Global Equity Portfolio: 0.19%

Emerging Markets Portfolio: 0.02%

Institutional Emerging Markets Portfolio: None

International Small Companies Portfolio: 1.98%

Frontier Emerging Markets Portfolio: None

Eric Rakowski

International Equity Portfolio: None

Global Equity Portfolio: None

Emerging Markets Portfolio: None

Institutional Emerging Markets Portfolio: None

International Small Companies Portfolio: None

Frontier Emerging Markets Portfolio: None

International Equity Portfolio: None

Global Equity Portfolio: None

Emerging Markets Portfolio: None

Institutional Emerging Markets Portfolio: None

International Small Companies Portfolio: None

Frontier Emerging Markets Portfolio: None

Compensation

No employee of Harding Loevner, AMG or State Street Bank and Trust Company (“State Street”) (formerly Investors Bank and Trust Company) receives any compensation from the Funds for acting as an officer or Director of the Funds. The Funds has contracted with State Street to provide the Chief Compliance Officer, Anti-Money Laundering Compliance Officer and related services. Prior to June 6, 2008, the Funds paid each Director who was not a director, officer or employee of Harding Loevner, State Street, or any of their affiliates, a fee of $1,000 for each meeting attended, and each of the non-interested Directors received an annual retainer of $20,000 which was paid in quarterly installments at the end of each quarter. As of June 6, 2008, the Funds pays each Director who is not a director, officer or employee of Harding Loevner, AMG, State Street, or any of their affiliates, a fee of $2,000 for each meeting attended, and each Non-Interested Director receives an annual retainer of $25,000, which is paid in quarterly installments at the end of each quarter. The Chairperson of the Funds’ Audit Committee receives an additional annual retainer of $3,000 and the Funds’ Lead Non-Interested Director receives an additional annual retainer of $5,000, both of which are paid in quarterly installments at the end of each quarter. The Funds will pay each Director Emeritus a fee of $2,000 for each meeting attended, and an annual retainer of $25,000, which is paid in quarterly installments at the end of each quarter. A Director Emeritus receives these fees in recognition of his or her past services, whether or not services are rendered in his or her capacity as Director Emeritus.

The following table lists the compensation paid to each of the Directors from both the Funds and the Fund Complex during the Funds’ fiscal year ended October 31, 2007. Mr. Loevner is an “Interested Person” of the Fund and therefore did not receive compensation from the Funds or the Fund Complex. The Funds has no retirement or pension plan for its Directors.

Director	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued As Part of Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors

Interested Director

David R. Loevner	$0	$0	$0	$0

Non-Interested Directors

R. Kelly Doherty	$26,000	$0	$0	$26,000

Jane A. Freeman	$30,000	$0	$0	$30,000

Samuel R. Karetsky	$27,000	$0	$0	$27,000

Raymond J. Clark	$27,000	$0	$0	$27,000

Board Meetings and Committees

During the fiscal year ended October 31, 2007, the Board met five times. Each Board member currently serving on the Board attended at least 75% of such Board and committee meetings on which he or she serves.

Each Director who is not an “Interested Person” of the Fund for purposes of the 1940 Act serves on the Audit Committee of the Fund. The function of the Audit Committee is to (i) oversee the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, (ii) oversee the quality, integrity and objectivity of the Fund’s financial statements and the independent audit thereof, (iii) oversee or, as appropriate, assist in Board oversight of the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; and (iv) approve the appointment of the Fund’s independent registered public accounting firm (“Auditors”) and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s Auditors. The Audit Committee met two times during the fiscal year ended October 31, 2007. For the fiscal year ended October 31, 2007, the Audit Committee approved, and the full Board of Directors ratified, the engagement of the Auditors and reviewed with the Auditors the plan and results of the audit engagement and matters having a material effect upon the Fund’s financial operations.

The Board has established a Qualified Legal Compliance Committee that will receive, retain, consider and act upon reports of evidence of possible material violations of applicable federal and state securities laws. The Committee consists of all the members of the Audit Committee. The Qualified Legal Compliance Committee did not hold any meetings during the fiscal year ended October 31, 2007.

The Funds does not have a policy regarding the consideration of any director candidates recommended by shareholders. The Independent Directors shall review potential candidates and make recommendations to the full Board regarding suitable nominees.

Shareholder Approval

Election of each listed Nominee will require the affirmative vote of a majority of votes cast at the Meeting in person or by proxy. Shareholders are entitled to one vote for each dollar, and a proportionate fraction of a vote for each fraction of a dollar, of the net asset value per share.

THE BOARD OF DIRECTORS, INCLUDING THE NON-INTERESTED DIRECTORS, UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF EACH NOMINEE.

PROPOSAL 3

Harding Loevner International Equity Portfolio
Harding Loevner Global Equity Portfolio
Harding Loevner Emerging Markets Portfolio

APPROVAL OF ELIMINATION OF FUNDAMENTAL INVESTMENT POLICY
CONCERNING INVESTMENT IN OTHER INVESTMENT COMPANIES

Introduction

Pursuant to the 1940 Act, each of the Portfolios has adopted certain fundamental investment restrictions, which are set forth in the Portfolios’ statement of additional information, and which may be changed only with shareholder approval. The purposes of this Proposal with respect to Harding Loevner International Equity Portfolio, Harding Loevner Global Equity Portfolio and Harding Loevner Emerging Markets Portfolio is to eliminate the investment restriction concerning investment in other investment companies. Currently, the restriction states:

“No portfolio may purchase or retain the securities of any open-ended investment companies.”

This fundamental restriction concerning investment in other investment companies is not required under the 1940 Act. The provisions of the 1940 Act and the disclosure requirements of the federal securities laws otherwise provide adequate safeguards for a Portfolio and its shareholders with respect to investment in other investment companies. A mutual fund’s investments in other investment companies are subject to statutory limitations prescribed by the 1940 Act, including in certain circumstances a prohibition on a fund acquiring more that 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the fund’s total assets in securities of any one investment company or more than 10% of its total assets in the securities of all investment companies. Approval of the proposed change would permit the Portfolios to utilize money market funds for the investment of cash collateral from securities lending activities as well as temporarily uninvested cash. In addition, many exchange traded funds (“ETFs”), however, have obtained exemptive relief from the SEC to permit unaffiliated funds (such as the Portfolios) to invest in their shares beyond these statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Portfolio may rely on these exemptive orders in investing in ETFs. The elimination of this fundamental restriction will standardize the Portfolios’ investment restrictions and permit the Portfolios the maximum investment flexibility under current law.

Accordingly, the Board recommends that the shareholders of the Portfolios vote to eliminate the above fundamental restriction. Although the proposed elimination of the investment restriction concerning investment in other investment companies will allow the Portfolios greater investment flexibility to respond to future investment opportunities and for the management of cash, the Board does not anticipate that the change will result at this time in a material change in the level of investment risk associated with an investment in any Portfolio.

If the proposed change are approved by the shareholders of the respective Portfolios at the Meeting, the Portfolios’ prospectus and statement of additional information will be revised, as appropriate, to reflect those changes.

Shareholder Approval

Approval of Proposal 3 requires the affirmative vote of a “majority of the outstanding voting securities” of each Portfolio separately entitled to vote on the Proposal, as defined in the 1940 Act. Shareholders are entitled to one vote for each dollar, and a proportionate fraction of a vote for each fraction of a dollar, of the net asset value per share.

THE BOARD OF DIRECTORS, INCLUDING THE NON-INTERESTED DIRECTORS,
UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE ELIMINATION OF
THE FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING INVESTMENT IN
OTHER INVESTMENT COMPANIES.

GENERAL INFORMATION ABOUT THE PORTFOLIOS

MANAGEMENT AND OTHER SERVICE PROVIDERS

Set forth below is a description of the current service providers of the Portfolios. Except as otherwise disclosed in the Proposals, there are no anticipated changes in the fees payable to these service providers as a result of or in connection with any of the Proposals or the closing of the Transaction.

Investment Adviser

Harding Loevner, located at 50 Division Street, Suite 401, Somerville, NJ 08876, is the investment adviser of each Portfolio. As a result of the expected change in control of Harding Loevner, in accordance with Proposal 1, shareholders of the Portfolios are being asked to approve the New Investment Advisory Agreement.

Set forth in Exhibit C is certain information with respect to the principal executive officers and general partners of Harding Loevner.

Administrator, Transfer Agent and Custodian

State Street, located at 200 Clarendon Street, Boston, MA 02116 serves as administrator to the Portfolios. Pursuant to its terms, the administration agreement (the “Administration Agreement”) between the Fund and State Street as Administrator requires State Street to provide certain accounting, clerical and bookkeeping services, Blue Sky, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the Securities and Exchange Commission. The Fund has also contracted with State Street to provide the Chief Compliance Officer, Anti-Money Laundering Compliance Officer and related services to the Portfolios.

State Street serves as transfer agent, dividend disbursing agent and agent in connection with any accumulation, open-account or similar plans provided to the shareholders of the Portfolios. State Street also serves as the custodian of the Portfolios’ securities and cash.

Distributor

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202, serves as the distributor to the Portfolios pursuant to a Distribution Agreement (the “Distribution Agreement”) with the Fund on behalf of the Portfolios. Under the Distribution Agreement, Quasar is responsible for selling shares on a best efforts basis, as agent for the Portfolios, but is not obligated to sell any certain number of shares.

Independent Auditors

The Fund’s financial statements for its last-completed fiscal year were audited by KPMG LLP (“KPMG”), 1601 Market Street, Philadelphia, PA 19103-2499, independent registered public accounting firm. In addition, KPMG prepares each Portfolio’s federal and state annual income tax returns and provides certain non-audit services. The Audit Committee has considered whether the provision of those non-audit services is compatible with maintaining KPMG’s independence. The Audit Committee has selected KPMG as the Fund’s independent registered public accounting firm and such selection has been ratified by the Fund’s Board. KPMG has served as the independent registered public accounting firm to the Fund for the fiscal years ended October 31, 2006 and October 31, 2007. KPMG has informed the Fund that it has no material direct or indirect financial interest in the Fund.

          Representatives of KPMG are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Audit Fees

          The aggregate fees billed by KPMG for professional services rendered to the Fund for the audit of the Fund’s annual financial statements for the fiscal years ended October 31, 2007 and October 31, 2006 were $100,600 and $78,500, respectively. Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings, including the Fund’s initial registration statements.

Audit-Related Fees

          There were no audit-related fees billed by KPMG for services rendered to the Portfolios that were reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, for the fiscal year ended October 31, 2007 or for the fiscal year ended October 31, 2006.

          With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no audit-related fees that were approved by the Audit Committee pursuant to the de minimis exception for the Portfolios’ fiscal year ended October 31, 2007 on behalf of (i) Harding Loevner and any entity controlling, controlled by, or under common control with Harding Loevner (“Adviser Affiliates”) that provides ongoing services to the Portfolios, or (ii) the Portfolios themselves. There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (services provided by KPMG to Adviser Affiliates that require pre-approval of the Audit Committee) during the fiscal years indicated above.

Tax Fees

          The aggregate tax fees billed by KPMG for services rendered to the Fund for the fiscal year ended October 31, 2007 and October 31, 2006, were $18,250 and $14,000, respectively. Fees included in the tax fees category comprise all services performed by professional staff in KPMG’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

          With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no tax fees that were approved by the Audit Committee pursuant to the de minimis exception for the Fund’s fiscal year ended October 31, 2007 on behalf of (i) Adviser Affiliates, or (ii) the Fund itself. There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

All Other Fees

          For the Portfolios’ fiscal years ended October 31, 2007 and October 31, 2006, there were no fees billed by KPMG for other services provided to the Fund. Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the Fund.

          There were no fees billed by KPMG for the most recent fiscal year for professional services rendered for financial information systems design and implementation services provided to the Fund or Harding Loevner.

          With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no fees within this category that were approved by the Audit Committee pursuant to the de minimis exception for the Fund’s fiscal year ended October 31, 2007 on behalf of (i) Adviser Affiliates, or (ii) the Fund itself. There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

          The Fund’s Audit Committee Charter contains pre-approval policies and procedures. Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

          The Audit Committee shall carry out the following duties and powers:

•	to pre-approve audit and non-audit services except those within the de minimis statutory exception of $10,000 per service, provided by the Auditors to the Fund;

•

to pre-approve non-audit services provide by the Auditors to the Adviser or any other entity controlling, controlled by or under common control with the Adviser that provides on-going services to the Fund if the engagement relates directly to the operations and financial reporting of the Fund, as contemplated by the Sarbanes Oxley Act and the rules issued by the SEC in connection therewith and to consider the possible effect of providing such services on the Auditor’s independence;

•

in performing its responsibilities for pre-approving audit and non-audit services, the Committee may adopt pre-approval policies and procedures for such services, including policies and procedures by which the Committee may delegate to one or more of its members, presently Raymond J. Clark, authority to grant such pre-approval on behalf of the Committee (subject to subsequent reporting to the Committee)…

Aggregate Non-Audit Fees

1

          The aggregate non-audit fees billed by KPMG for services rendered to the Portfolios for each of the last two fiscal years are $0 and $0, respectively. The Fund’s Audit Committee was not required to consider whether the provision of non-audit services that were rendered to Harding Loevner and any entity controlling, controlled by, or under common control with Harding Loevner that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, was compatible with maintaining KPMG’s independence.

          For the fiscal year ended October 31, 2007, KPMG did not provide any non-audit services to Harding Loevner.

EXECUTIVE OFFICERS OF THE PORTFOLIOS

Officers of Portfolios are elected annually by the Board to oversee the day-to-day activities of each of the Portfolios. Information as of June 30, 2008 about the executive officers of the Portfolios,

including their principal occupations during the past five years, is set forth in Exhibit D. No employee of Harding Loevner, AMG or State Street (formerly Investors Bank and Trust Company) receives any compensation from the Fund for acting as an officer or Director. As mentioned above, the Fund has contracted with State Street to provide the Chief Compliance Officer, Anti-Money Laundering Compliance Officer and related services.

OTHER BUSINESS

The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The Fund does not hold annual shareholder meetings. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Fund, as applicable, at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in that proxy statement relating to such meeting or to otherwise be considered for presentation at such meeting. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Fund at P.O. Box 642, OPS 22, Boston, MA 02117-0642.

VOTING INFORMATION

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board to be used at the Meeting. This Proxy Statement, along with a Notice of the Meeting and proxy card, is first being mailed to shareholders of the Fund on or about August 29, 2008. Only shareholders of record as of the close of business on the Record Date, August 25, 2008, will be entitled to notice of, and to vote at, the Meeting. If the enclosed form of proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. If no instructions are given by a shareholder on the proxy card but the proxy card is properly executed and/or voted by the shareholder, such proxy will be voted “FOR” each Proposal and “FOR” any other matters deemed appropriate. Alternatively, shareholders who are named as the record owners of their shares may vote their shares in person at the Meeting. Beneficial owners of shares held through brokers or nominees, however, will not be able to vote in person at the Meeting.

Once a proxy has been submitted to the Portfolios, it may be revoked on or before the Meeting: (1) by submitting to the Portfolios a subsequently dated proxy or (2) by delivering to the Secretary of the Fund at the address on the cover of this Proxy Statement a written notice of revocation or (3) if the shareholder is a record owner, by attending the Meeting and casting a vote either in person or by proxy. If a shareholder wishes to participate in the Meeting, but does not wish to authorize the execution of a proxy by telephone [or through the Internet], the shareholder may still execute and submit the proxy form included with this Proxy Statement or, if the shareholder is a record owner, attend the Meeting and vote in person.

Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, “FOR” approval of the Proposals contemplated thereby.

Quorum

The presence in person or by proxy of the holders of record of one-third of the outstanding shares of the Portfolios will constitute a quorum at the Meeting for purposes of Proposals 1 and 2 permitting action to be taken on those Proposals with respect to that Portfolio. For Proposal 3, the presence in person or by proxy of the holders of one-third of the outstanding shares of each Portfolio separately entitled to vote on the Proposal will constitute a quorum at the Meeting.

Voting Requirement

Proposals and 3 require the affirmative vote of a “majority of the outstanding voting securities” entitled to vote on the Proposal, which for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less. With respect to Proposal 2, the election of each of the listed nominees for Director of the Fund will require the affirmative vote of a majority of the votes cast at the Shareholder Meeting in person or by proxy.

The number of shares of beneficial interest (excluding fractions thereof) and net assets of each Portfolio outstanding as of August 25, 2008 is set forth in the following table.

PORTFOLIO	NET ASSETS	NUMBER OF SHARES OUTSTANDING

Harding Loevner International Equity Portfolio

Harding Loevner Global Equity Portfolio

Harding Loevner Emerging Markets Portfolio

Harding Loevner Institutional Emerging Markets Portfolio

Harding Loevner International Small Companies Portfolio

Harding Loevner Frontier Emerging Markets Portfolio

EFFECT OF ABSTENTIONS AND BROKER “NON-VOTES”

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will effectively be a vote against each Proposal.

ADJOURNMENTS

In the event that sufficient votes to approve one or more of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote in favor of such adjournment with respect to any Proposal which they are entitled to vote in favor of that Proposal and will vote against any such adjournment with respect to any Proposal which they are required to vote against that Proposal. [For each affected Portfolio, the vote required to adjourn the Meeting with respect to each Proposal is a majority of its respective shares represented at the Meeting, either in person or by proxy.]

In determining whether to adjourn the Meeting with respect to a Proposal, the following factors may be considered: the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to shareholders with respect to the reasons for the solicitation.

PROXY SOLICITATION

Proxies are solicited by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of Harding Loevner or by proxy soliciting firms retained by Harding Loevner. The Portfolios have retained Computershare Fund Services (“Computershare”) to provide proxy solicitation services in connection with the Meeting at an estimated cost of $400,000. In addition, the Portfolios may reimburse persons holding shares in their names or names of their nominees for expenses incurred in forwarding solicitation material to their beneficial owners. The cost of the solicitation will be borne by Harding Loevner.

As the meeting date approaches, shareholders of the Portfolios may receive a call from a representative of Harding Loevner or Computershare if the Portfolios have not yet received their vote. Authorization to permit Harding Loevner or Computershare to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of Harding Loevner believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. In all cases where a telephonic proxy is solicited, Harding Loevner; or Computershare representative is required to ask the shareholder for the shareholder’s full name, address, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation) and to confirm that the shareholder has received this Proxy Statement in the mail.

If the shareholder information solicited agrees with the information provided to Harding Loevner or Computershare by the Portfolios, Harding Loevner or Computershare representative has the responsibility to explain the process and ask for the shareholder’s instructions. A Harding Loevner or Computershare representative, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Harding Loevner or Computershare will record the shareholder’s instructions. Within 72 hours, Harding Loevner or Computershare will send the shareholder a letter that confirms the shareholder’s vote and asks the shareholder to call Harding Loevner or Computershare immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

FUND SHARES OWNED BY CERTAIN BENEFICIAL OWNERS

For a list of persons or entities that owned beneficially or of record 5% or more of the outstanding shares of each of the Portfolios as of the Record Date, please refer to Exhibit E.

Exhibit A

FORM OF NEW INVESTMENT ADVISORY AGREEMENT

A-1

Exhibit B

FEE SCHEDULE

Portfolio	Advisory Fee
Harding Loevner International Equity Portfolio	0.75%
Harding Loevner Global Equity Portfolio	1.00%
Harding Loevner Emerging Markets Portfolio	1.25%
Harding Loevner Institutional Emerging Markets Portfolio	1.25%
Harding Loevner International Small Companies Portfolio	1.25%
Harding Loevner Frontier Emerging Markets Portfolio	1.50%

B-1

Exhibit C

MANAGEMENT OF HARDING LOEVNER

The following table sets forth the executive officers and the managing member of Harding Loevner, and their principal occupation or business as of June 30, 2008.

Name*	Position
HLM Holdings, Inc.	Managing Member
David R. Loevner	Director, President of Managing Member, Chief Executive Officer of Harding Loevner
Simon Hallett	Director, Vice President and Treasurer of Managing Member, Chief Investment Officer of Harding Loevner
Alexander T. Walsh	Director and Vice President of Managing Member
Ferrill D. Roll	Director and Vice President of Managing Member
Sidney C. Moody	Director and Vice President of Managing Member
Gaylord Johnson	Director and Vice President of Managing Member
Lori M. Renzulli	Chief Compliance Officer and Chief Counsel
Richard T. Reiter	Director and Vice President of Managing Member
Puran Dulani	Chief Operations Officer
Robert S. Hillas	Director and Chief Financial Officer of Managing Member

* The address of each officer and the managing member is 50 Division Street, Suite 401, Somerville, NJ 08876.

C-1

Exhibit D

CURRENT EXECUTIVE OFFICERS OF THE PORTFOLIOS

Name, Address and Age	Position(s) with the Portfolios	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Donna M. Rogers State Street Bank and Trust Company 200 Clarendon Street Boston, MA 02116 Age, 41	Chief Compliance Officer of the Portfolios	1 year; Chief Compliance Officer since 2007	State Street Bank and Trust Company (formerly Investors Bank and Trust Company), Senior Vice President, 2002 – present.

Ellen Blanchard State Street Bank and Trust Company 200 Clarendon Street Boston, MA 02116 Age, 34	Anti-Money Laundering Compliance Officer of the Portfolios	1 year; Anti- Money Laundering Compliance Officer since 2007	State Street Bank and Trust Company (formerly Investors Bank and Trust Company), Vice President and Counsel, 1/06 – present; Manager and Associate Counsel, 8/02-12/05.

Richard Reiter Harding Loevner LLC 50 Division Street, Suite 401 Somerville, NJ 08876 Age, 41	Vice President	1 year; Vice President since 2007	HLM Holdings Inc. (managing member of Harding Loevner LLC, Director, 7/06 – present.

Puran Dulani Harding Loevner LLC 50 Division Street, Suite 401 Somerville, NJ 08876 Age, 49	Chief Financial Officer and Treasurer	1 year; Treasurer and Chief Financial Officer since 2007	HLM Holdings, Inc. (managing member of Harding Loevner LLC, Chief of Operations and Accounting 3/02 – present.

Brendan J. O’Neill State Street Bank and Trust Company 200 Clarendon Street Boston, MA 02116 Age, 39	Assistant Treasurer	1 year; Assistant Treasurer since 2004	State Street Bank and Trust Company (formerly Investors Bank and Trust Company), Vice President 11/07 – present; Director 1/05 – 10/07; Senior Manager, 11/02 – 12/04.

Francine S. Hayes State Street Bank and Trust Company 200 Clarendon Street Boston, MA 02116 Age, 40	Secretary	1 year; Secretary since 2008

State Street Bank and Trust Company (a Massachusetts trust company), Vice President and Senior Counsel, from 2004 to Present; and Assistant Vice President and Counsel, State Street Bank and Trust Company, from 2001 to 2004.

Brian C. Poole State Street Bank and Trust Company 200 Clarendon Street Boston, MA 02216 Age, 37	Assistant Secretary	1 year; Assistant Secretary since 2008

State Street Bank and Trust Company (formerly Investors Bank and Trust Company), Vice President and Counsel, 3/08 – present and Associate Counsel, 7/04 – 9/07; Fidelity Investments, Legal Product Manager, 11/00 – 7/04.

D-1

Exhibit E

Share Ownership of the Portfolios

The following table sets forth the information concerning beneficial and record ownership as of August 25, 2008, of the Portfolios’ shares by each person who owned of record, or who was known by the Portfolios to own beneficially, more than 5% of the voting securities of any Portfolio.

Name and Address of Shareholder	Portfolio	Shares Owned	Percentage of Outstanding Shares
[To be completed.]

E-1

VOTING ON THE INTERNET		VOTING BY PHONE

•	Read the Proxy Statement and have this	•	Read the Proxy Statement and have this
	card at hand		card at hand
•	Log on to www.XXXXXX.com	•	Call toll-free 1-XXX-XXX-XXXX
•	Enter the control number shown to the left	•	Enter the control number shown to the left
	and follow the on-screen instructions		and follow the on-screen instructions
•	Do not return this paper ballot	•	Do not return this paper ballot

FORM OF PROXY CARD	PROXY CARD

Harding Loevner Funds, Inc,	SPECIAL MEETING OF SHAREHOLDERS [ , 2008
Harding Loevner XXXXXX Portfolio	This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned revoke(s) all previous proxies and appoint(s) Puran Dulani, Richard Reiter, or Lori Renzulli or any one of them, attorneys, with full power of substitution to vote all shares of the Harding Loevner XXXXXX Portfolio (the “Portfolio”) of Harding Loevner Funds, Inc, that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Portfolio to be held at [                                                  ], on November 5, 2008 at [             ], Eastern time, and at any adjournments or postponements thereof.

Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

PLEASE VOTE ON THE REVERSE SIDE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

Dated _________________________________

Signature

Note: Please sign your name exactly as it appears in the registration. If shares are held in the name of two or more persons, in whatever capacity, only ONE need sign. When signing in a fiduciary capacity, such as executor or attorney, please so indicate. When signing on behalf of a partnership or corporation, please indicate title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. As to any other matter, said attorneys will vote in accordance with their best judgment. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

		FOR	AGAINST	ABSTAIN

1.	To approve a new investment advisory agreement with Harding Loevner II, LLC.	☐	☐	☐

2.

Approval of the following nominees as Directors of the Portfolio: (01) Jennifer M. Borggaard, (02) William E. Chapman, II, (03) R. Kelly Doherty, (04) Charles Freeman, (05) Jane A. Freeman, (06) Samuel R. Karetsky, (07) David R. Loevner and (08) Eric Rakowski.

		FOR ☐	AGAINST ☐	ABSTAIN ☐

(INSTRUCTIONS: To withhold authority to vote for any individual, write the nominee’s(s’) name on the space provided below.)

		FOR	AGAINST	ABSTAIN

3.

To approve the elimination of the investment restriction concerning investment in other investment companies (Harding Loevner International Equity Portfolio, Harding Loevner Global Equity Portfolio and Harding Loevner Emerging Markets Portfolio, Only)

		☐	☐	☐

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.